SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     August 7, 2018

                        INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Interface, Inc. (the “Company”) on August 8, 2018 (the “Original Filing”). The Original Filing reported, among other things, that on August 7, 2018, Interface Europe B.V., a wholly owned subsidiary of the Company, completed its acquisition of all of the issued and outstanding shares of nora Holding GmbH (“nora”) from DealCo Luxembourg II S.à r.l. and nora Management III Beteiligungsgesellschaft GmbH & Co. KG (collectively, the “Sellers”), and the Company completed its acquisition of all of the outstanding receivables under certain shareholder loans from the Sellers to nora.

This Amendment No. 1 is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of nora required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft
99.1	Audited Consolidated Financial Statements of nora Holding GmbH (Successor) and Mellifera Fünfte Beteiligungsgesellschaft mbH (Predecessor)
99.2	Unaudited Consolidated Interim Financial Statements of nora Holding GmbH
99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: October 22, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG AG Wirtschaftsprüfungsgesellschaft
99.1	Audited Consolidated Financial Statements of nora Holding GmbH (Successor) and Mellifera Fünfte Beteiligungsgesellschaft mbH (Predecessor)
99.2	Unaudited Consolidated Interim Financial Statements of nora Holding GmbH
99.3	Unaudited Pro Forma Condensed Combined Financial Information